UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event Reported): May 21, 2020
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EVENTBRITE, INC.
(Exact Name of Registrant as Specified in Charter)
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Delaware	001-38658	14-1888467
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
155 5th Street, 7th Floor
San Francisco, California 94103
(Address of principal executive offices) (Zip Code)

(415) 692-7779
(Registrant’s telephone number, include area code)

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	EB	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Eventbrite, Inc. ("Eventbrite") held its 2020 Annual Meeting of Stockholders (the "Annual Meeting") on May 21, 2020. The final voting results for each of the items submitted to a stockholder vote at the Annual Meeting are set forth below.

Proposal 1 - Election of Directors

Stockholders elected each of the Class II director nominees of the Board of Directors (the "Board") to serve until Eventbrite's 2023 Annual Meeting of Stockholders and until her successor has been elected and qualified or until her earlier resignation, death or removal.

Director Name	For	Withheld	Broker Non-Votes
Katherine August-deWilde	248,562,304	12,003,439	13,106,754
Julia Hartz	250,341,912	10,223,831	13,106,754
Helen Riley	250,411,399	10,154,344	13,106,754

Proposal 2 - Ratification of the Appointment of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of PricewaterhouseCoopers LLP as Eventbrite’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For	Against	Abstain	Broker Non-Votes
269,054,371	184,947	4,433,179	—

Proposal 3 - Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Stockholders recommended, on an advisory basis, every one year as the frequency of future advisory votes on named executive officer compensation.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
213,138,903	22,670	42,974,887	4,429,283	13,106,754

Based on these voting results, and the Board's recommendation that was included in the proxy statement for the Annual Meeting, Eventbrite has determined to hold a stockholder advisory vote on named executive officer compensation every year until the next required vote on the frequency of advisory votes on named executive officer compensation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 28, 2020	EVENTBRITE, INC.

	By:	/s/ Julia Hartz
Julia Hartz
Chief Executive Officer